             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

                                   SUPPLEMENT
                              DATED AUGUST 6, 2007
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                                DATED MAY 1, 2007

ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO

On July 25, 2007, the board of trustees (the "board") for the MLIG Variable Insurance Trust voted to replace Kayne Anderson Rudnick Investment Management, LLC ("KAR") with NFJ Investment Group L.P. ("NFJ") as the subadviser for the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. In connection with the replacement of KAR with NFJ, the board approved changing the name of the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. Additionally, in order to reflect NFJ's focus on mid cap securities rather than small-mid cap securities, the board further approved changing the name from the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Mid Cap Value Portfolio, effective October 8, 2007.

This supplement describes the primary investment strategies and the principal risks of the Portfolio. It also provides information about the new investment subadviser, NFJ, including practices and techniques that NFJ may use in managing the Portfolio's assets.

In general, wherever they appear throughout the Prospectus, references to the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio should be replaced with references to the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio and references to KAR should be replaced with references to NFJ.

Page 20 of the Prospectus should be replaced in its entirety with the following:

                ROSZEL/ALLIANZ NFJ SMALL-MID CAP VALUE PORTFOLIO*

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term growth of capital and income.

PORTFOLIO MANAGEMENT
The Portfolio is managed by NFJ Investment Group L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in MID CAPITALIZATION EQUITY SECURITIES (as determined at the time of purchase) that the Adviser believes are undervalued relative to the market.* The Portfolio currently focuses on securities of companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered or organized in North America, that are publicly traded on U.S. securities markets (including over-the-counter markets). As of June 30, 2007, the capitalization range of these 800 companies was between approximately $2.882 billion and $21.599 billion.

The Adviser uses a VALUE INVESTING style. The Portfolio's initial selection universe consists of the stocks of approximately 800 companies within the Portfolio's capitalization range. The Adviser uses traditional quantitative and qualitative factors to screen this universe. In particular, the Adviser narrows the universe to stocks that it considers undervalued, and that represent a broad range of industry groups, by looking at factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts' earnings-per-share estimates) and fundamental changes. After further narrowing the universe through a combination of quantitative analysis and fundamental research, the Adviser selects approximately 35 to 50 stocks for the Portfolio. The Portfolio's performance benchmark is the Russell Midcap Value Index.

The Portfolio normally invests a portion of its assets in common stocks that the Adviser expects will generate income (for example, by paying dividends). The Portfolio may also invest up to 25% of its total assets in non-U.S. securities (including American Depository Receipts) as well as emerging markets securities. The Adviser considers North American companies to include, but not be limited to, companies headquartered or organized in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in EQUITY SECURITIES of larger companies or INCOME-BEARING SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities, which are most pronounced to the extent the Portfolio invests in the securities of issuers located in countries with emerging economies or securities markets.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, earlier in this prospectus and in the SAI. Before you invest, please carefully read the section entitled "Information About The Risks of Certain Investments and Investment Techniques."

*On October 8, 2007, the Portfolio will change its name to the Roszel/Allianz NFJ Mid Cap Value Portfolio. As of that date, the Portfolio will invest, under normal market conditions, at least 80% of its net assets in mid capitalization equity securities. Prior to October 8, 2007, although it does not intend to do so, the Portfolio may invest all of its assets in either SMALL or MID CAPITALIZATION EQUITY SECURITIES.

The section about KAR on page 46 of the Prospectus should be replaced with the following:

NFJ INVESTMENT GROUP L.P.      ROSZEL/ALLIANZ NFJ SMALL-MID CAP VALUE PORTFOLIO
2100 Ross Ave. Suite 700
Dallas, Texas 75201

NFJ Investment Group L.P. provides advisory services to mutual funds, institutional accounts, and managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in 1989. Accounts managed by NFJ Investment Group L.P. (on a discretionary and non-discretionary basis) had assets as of June 30, 2007 of approximately $39 billion.

While a team of NFJ investment professionals supports the Portfolio, the core team of the portfolio managers listed below share primary responsibility for managing the Portfolio. The team works collaboratively, though ultimate responsibility for investment decisions applicable to NFJ's mid cap model portfolio, which are typically implemented for all accounts and portfolios managed by NFJ in its mid cap investment style, rests with the portfolio manager designated as "Lead." In addition, each mid cap account or portfolio managed by NFJ, including the Portfolio, is assigned a lead portfolio manager from the core team who oversees the management of that particular account or portfolio.

Jeffrey S. Partenheimer (Lead) is a Managing Director and Portfolio Manager at NFJ. Mr. Partenheimer has over 20 years' experience in financial analysis, portfolio management and corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is a CPA and has earned the CFA designation.

Benno J. Fischer is a Managing Director, Portfolio Manager and one of the founders of NFJ. Mr. Fischer has over 39 years' experience in financial analysis, portfolio management and research. Prior to the formation of NFJ, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

Thomas W. Oliver is a Portfolio Manager at NFJ. He has over 8 years' experience in accounting, reporting and financial analysis. In 2005, Mr. Oliver was granted an MBA from the

University of Texas. Prior to business school, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA.

In the Prospectus, in chart 2, on pages 1 and 2, the column for the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio should be replaced with the following:

                                                             ROSZEL/ALLIANZ NFJ
                                                             SMALL-MID CAP VALUE
INVESTMENT PRACTICES AND TECHNIQUES                          PORTFOLIO
Borrowings and Reverse Repurchase Agreements                         33.3
Repurchase Agreements                                                  X
Securities Lending                                                     -
Short Sales Against the Box                                            -
Short Sales                                                            x
When-Issued Securities and Delayed Delivery Securities                 -
Illiquid Investments                                                   -
Restricted Securities (including illiquid Rule 144A
securities)                                                            x
CONVENTIONAL SECURITIES
Securities of Foreign Issuers                                         25
Equity Securities                                                      X
Equity Securities of Foreign Issuers                                  25
American, European and Global Depository Receipts                     25
REITs                                                                  X
Warrants and Stock Purchase Rights                                     -
Investment Company Securities (including World Equity
Benchmark Shares and Standard & Poor's Depository Receipts)            -
Debt Securities                                                        -
Government Securities                                                  -
Investment Grade Debt Securities                                       -
Lower-Rated Debt Securities                                            -
Debt Securities of Foreign Government Issuers                          x
Debt Securities of Foreign Corporate Issuers                           -
Non-Dollar Securities                                                  x
DERIVATIVE SECURITIES AND CONTRACTS
Mortgage-Backed Securities                                             -
Asset-Backed Securities                                                -

                                                             ROSZEL/ALLIANZ NFJ
                                                             SMALL-MID CAP VALUE
INVESTMENT PRACTICES AND TECHNIQUES                          PORTFOLIO
Options on Securities and Indices                                      x
Stock Index Futures Contracts and Option Thereon                       -
Interest Rate Futures Contracts and Options Thereon                    -
CURRENCY TRANSACTIONS AND SWAPS
Forward Foreign Currency Exchange Contracts                            x
Currency Options and Futures Contracts                                 x
Currency Swaps                                                         x
Currency Cross-Hedging                                                 x
Interest Rate Swaps                                                    x
Interest Rate Caps, Floors and Collars                                 x
Equity Swaps                                                           x

                                      * * *

Please retain this supplement with your Prospectus for future reference.

                                   SUPPLEMENT
                              DATED AUGUST 6, 2007
                                     TO THE
                          MLIG VARIABLE INSURANCE TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2007

ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO

On July 25, 2007, the board of trustees (the "board") for the MLIG Variable Insurance Trust voted to replace Kayne Anderson Rudnick Investment Management, LLC ("KAR") with NFJ Investment Group L.P. ("NFJ") as the subadviser for the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. In connection with the replacement of KAR with NFJ, the board approved changing the name of the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. Additionally, in order to reflect NFJ's focus on mid cap securities rather than small-mid cap securities, the board further approved changing the name from the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Mid Cap Value Portfolio, effective October 8, 2007.

This supplement provides additional information about NFJ and the new portfolio managers of the Portfolio.

Accordingly, in general, wherever they appear throughout the Statement of Additional Information ("SAI"), references to the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio should be replaced with references to the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio and references to KAR should be replaced with references to NFJ.

On page 41 of the SAI, the information about KAR should be replaced with the following:

NFJ Investment Group L.P.     NFJ Investment Group L.P. provides advisory
                              services to mutual funds, institutional accounts, and managed account programs. NFJ Investment
                              Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in
                              1989. Accounts managed by NFJ Investment Group
                              L.P. (on a discretionary and non-discretionary basis) had assets as of June 30, 2007 of approximately $39 billion.

On page 43 of the SAI, the fifth row from the bottom of the table should be replaced with the following:

Roszel/Allianz NFJ Small-Mid Cap     NFJ Investment Group L.P.     July 25, 2007
Value Portfolio

On page 45 of the SAI, the fourth row from the bottom of the table should be replaced with the following:

Roszel/Allianz NFJ Small-Mid Cap       NFJ Investment Group L.P.         0.40%
Value Portfolio

On page 59-61 of the SAI, the information about KAR should be replaced with the following:

NFJ INVESTMENT GROUP L.P.

POTENTIAL CONFLICTS OF INTEREST. For standard clients who request access to certain investment opportunities, the portfolio managers are not permitted to make allocations based on personal preferences such as account performance, fee structure, etc. Investments by non-specialized funds follow a standard procedure to guarantee fair allotment and allocation:

- Prior to placing a trade, portfolio managers specify their initial allotment. The initial order is documented and time stamped.

-     Orders for the same investment are aggregated by the trading desk.

- Fully and partially executed orders are allocated on a pro-rata, average price basis. In the case of partially executed orders, redistribution may be appropriate based on the size / nature of the investing account.

- For partially filled orders, preference may be given to specialized investment strategies that invest in similar securities as the investment opportunity that is being offered (i.e. emerging markets, high yield, etc.).

It is the policy of NFJ to aggregate all trades in the same investment opportunity or held across other accounts so as to provide best execution for its clients. While circumstances may require separate transactions, the firm's policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regards to stock purchases.

General responsibility for insuring fair allocation for investment opportunities is carried out by the assigned portfolio manager. For securities purchased and sold across all accounts within an investment style, allocation for each account is initially calculated by the trading department. Aggregation is handled by the trading desk.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

      - Base Salary. Each portfolio manager/analyst is paid a base salary. In setting the base salary, NFJ's intention is to be competitive in light of the particular portfolio manager/analyst's experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

      - Annual Bonus or Profit Sharing. Portfolio managers who are managing directors of NFJ participate in NFJ's Non-Qualified Profit Sharing Plan. Other portfolio managers/analysts are eligible to receive an annual bonus, which is tied to such portfolio manager/analyst's successful job performance.

Other Incentive Programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not managing directors are also eligible to participate in the firm's Long Term Cash Bonus Plan. Each of the managing directors has also been awarded Allianz SE Restricted Stock Units, which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time, which NFJ believes helps align employee and firm interests.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of June 30, 2007, Ben Fischer managed 18 mutual funds with a total of $18.762 billion in assets; 5 pooled investment vehicles other than mutual funds with a total of $250 million in assets; and 65 other accounts with a total of $20.916 billion in assets. Thomas Oliver managed 5 mutual funds with a total of $9.808 billion in assets; 2 pooled investment vehicles other than mutual funds with a total of $36.7 million in assets and 54 other accounts with a total of $18.828 billion in assets. Jeffrey Partenheimer managed 12 mutual funds with a total of $12.402 billion in assets; 2 pooled investment vehicles other than mutual funds with a total of $36.7 million in assets and 54 other accounts with a total of $19.099 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of Ben Fischer, Thomas Oliver, or Jeffrey Partenheimer beneficially owned any shares of the Portfolio.

With respect to the charts in Appendix 2 of the SAI, from page 94 to 101, the entries for KAR should be deleted. The charts currently contain a description of NFJ's proxy voting policies.

Information about KAR's proxy voting policies on pages 128-129 of the SAI should be deleted. Information about NFJ's proxy voting policies is contained on pages 126-127 of the SAI.

                                      * * *

Please retain this supplement with your SAI for future reference.